AANY Detroit Automotive Conference January 8, 2004 fast forward advance relentlessly world's leading automotive interior supplier R Exhibit 99.1

"This is Lear" Video (5:00 minutes)

Agenda I. Strategic Overview Bob Rossiter, Chairman & CEO Industry Challenges Jim Vandenberghe, Vice Chairman Sales Backlog Update and 2004 Financial Guidance Dave Wajsgras, SVP & CFO Panel Q & A Session

Strategic Overview

Customer-Focused and Performance-Driven Culture Strategic Focus Highest Rated Tier I Supplier in Quality and Customer Satisfaction #1, #2 or #3 Market Share in Core Products / Markets Best Equity Value in the Industry

Regional Business Strategy Partnering With Our Customers to Pursue Profitable Growth Worldwide North America Leverage our leadership position in total interiors Europe Improve our business structure and grow our market share Asia/Asian OEMs Aggressively expand our presence with Asian OEMs Outlook Quality continues to improve Sales growing Ensuring competitive footprint Improving operating structure Low-cost country strategy Growing seats, electronics and cockpits Top priority Fastest growing part of our business

Lear Continues to Deliver Superior Value to Our Customers and Shareholders 2003 Highlights Internal quality improved 27%; received quality and service awards from all our major customers Ranked as America's 'Most Admired' Company in the Motor Vehicle Parts Industry by Fortune(r) Magazine Record net sales, solid earnings growth and strong cash flow Investment grade credit rating from S&P and Fitch Initiated quarterly dividend of $0.20 per share

Maintaining our Momentum Amid a Highly Competitive Environment Highlights of Today's Presentation Customer-focused strategy driving our success Lear is well positioned to meet industry challenges Sales backlog supports continued growth 2004 outlook reflects record net sales, record earnings and strong cash flow

Industry Challenges

Automotive Industry Challenges Global Overcapacity / Slow Growth in Demand Continuous Quality Improvement Profitability Under Pressure Manage Through Business Cycles Financial Results in Europe Industry Environment Remains Difficult in North America and Western Europe

Lear is Well Positioned in the Fastest Growing Segment in the Automotive Industry Industry Challenge: Slow Growth Lear Response: Profitable Growth Strategy Interiors are the fastest growing automotive segment Intense focus on improving interiors by all major automakers Lear's sales backlog supports ^ 5% annual growth Growth potential with Asian OEMs, electronics and instrument panels / cockpits Industry's first Total Interior Integrator program New product innovation (e.g., IntelliTireTM)

Management priority Global focus Part of Lear culture Six Sigma discipline Sharing best practices Teamwork Nine Months 2002 Nine Months 2003 3rd Qtr 4th Qtr East 110 86 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 27% Improvement Driven to Provide the Highest Level Quality Products and Services in the Automotive Industry Industry Challenge: Quality Lear Response: Quality First Initiative Parts Per Million (PPM) Defective* * Based on internal and customer data.

11% improvement in 2003 4th consecutive year of improvement in TGW Highest quality seat manufacturer that supplies multiple OEMs Independent J.D. Power Survey Shows Continuous Improvement in Lear's TGW Source: 2003 J.D. Power Seat Survey Lear's 2003 J.D. Power Results 1998 1999 2000 2001 2002 2003 TGR 12.4 10.3 9.5 8.3 7.9 7 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Things Gone Wrong (TGW) per 100 vehicles Industry Challenge: Quality Lear Response: Continuous Improvement Continuous Improvement

Lear Works in Partnership with Customers to Eliminate Waste and Add Value Industry Challenge: Profitability Lear Response: Deliver High Value-Added Outstanding customer relationships Total interior capability True partner vs. supplier Economies of scale / common architecture Aggressive VA / VE initiatives Ongoing quality and cost efficiencies

Industry Challenge: Business Cycles Lear Response: Flexible Cost Structure Representative Core Operating Margin * Variable Fixed Materials as a % of Sales: 65% * Core operating margin represents income before interest, other expense and income taxes divided by net sales. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. Lear Advantage High variable cost structure Highest-ever sales backlog Local labor agreements Relatively low capital intensive business Legacy costs / pension liabilities not significant

In a Challenging Environment, We are Steadily Improving our Results in Europe Industry Challenge: Europe Lear Response: Improvement Plan in Place Aggressively grow content per vehicle Grow seats, electronics and cockpits Source to low cost countries Improve overall business structure Intense focus on quality and delivery

Sales Backlog Update and 2004 Financial Guidance

Competitive Strengths Customer Focus Operational Excellence Economies of Scale Innovation Customer & Shareholder Value High Quality Customer Satisfaction Improving Financials Strong Cash Flow Competitive Strengths Deliver Superior Value Total Automotive Interior Capability 'Advance Relentlessly' Culture DELIVER VALUE LEVERAGE STRENGTHS

Meeting Our Commitments and Delivering Shareholder Value Financial Priorities We are focused on: Profitable growth Improving ROIC Generating cash Financial discipline

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Guidance Net Sales 1.4 2 3.1 4.7 6.2 7.3 9.1 12.4 14.1 13.6 14.4 15.5 EPS North 45.9 46.9 45 43.9 Focused Strategy has Supported Rapid Growth for Lear Net sales have steadily increased since IPO to about $15.5 billion today 17 major acquisitions during the 1990's 60% acquisition growth 40% organic growth No strategic hole in Lear's product line up Lear ranks 131 among the Fortune 500 and is the 16th fastest growing company in the U.S. over the last ten years SALES CAGR 20% Net Sales (in billions) Net Income CAGR 20%

Going Forward, Strong Revenue Growth Continues 2004 2005 2006 2007 2008 East 750 1250 1000 900 500 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 $500 Cumulative 3-Year and 5-Year Sales Backlog Increases to Highest-Ever Absolute Levels $1,250 $750 $2,000 $4,400 $3,900 $3,000 Sales Backlog (in millions) Please see slide titled "Forward Looking Statements" at the end of this presentation.

+ New / Replacement Programs - Roll-off / Lost Programs - The Projected Pricing / Content Growth Impact on Lear's Total Business = Sales Backlog Here's How We Define Sales Backlog* Please refer to the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the 2002 Form 10-K for additional information on sales backlog calculation.

North America - 16 million No Change Western Europe - 16 million No Change South America - 1.9 million No Change Asia Pacific - Program Specific No Change Currency - $1.20 / Euro Stronger Euro Change from Prior Industry Production* * Assumes J.D. Power and Associates market share projections Sales Backlog Assumptions Trend Industry Production Projected to be Flat; Euro Continues to Strengthen

Major Backlog Programs – North America

LEAR CORPORATION

Vehicle/Program	2004	Next 3 Years
Ford F-150	+	+
Dodge Durango	+	+
Cadillac SRX	+	+
Nissan Titan / Armada	+	+
Ford 500	+	+
Ford Freestyle	+	+
LeSabre / DeVille		+
Chrysler Minivans		+
Hyundai Sonata / Santa Fe		+
GM Cavalier / Sunfire	-	-
Ford Windstar	-	-
GM Grand Am / Alero	-	-

3-Year Backlog Grows in North America
Despite Impact of Phased Out Programs

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Major Backlog Programs - International Vehicle/Program 2004 Next 3 Years Peugeot 407 ? ? Volvo S80 / V70 ? ? Ford Focus C-Max ? ? Peugeot 107 ? ? Mazda Familia ? ? Hyundai Terracon ? ? Volvo S40 / V50 ? Citroen C6 ? Toyota / PSA Sub-B ? Backlog for International Operations Strong, Reflecting Key New Product Launches

Sales Backlog Highlights Key assumptions and overall composition essentially unchanged Strict ROIC discipline on all new awards Continued customer, product and geographic diversification: Asian and European customers represent nearly half of all new business IPs and cockpits represent about one-quarter of the backlog Sales Backlog Continues to Represent Customer, Product and Geographic Diversification

Strategic Joint Ventures Diversifying Our Customer Base and Positioning Lear for Future Growth North America Asia Europe North America 12 14 3 Asian JVs China 10 * India 1 * Thailand 1 * Japan 2 ** Total 14 - - - - * Manufacturing JVs ** Sales and Engineering JVs Asia 14 North America 12 Europe 3 29 Global Joint Ventures - 9 Consolidated / 20 Non-consolidated

Ten Joint Ventures 4,000 employees Shenyang - CBA-BMW Nanjing - Fiat Shanghai (3) - SGM, SVW Nanchang - Isuzu, Suzuki, Ford Chongqing - ChangAn, Suzuki - Ford Lear China Overview Wuhan (2) - Citroen - Renault/Nissan Shiyan / Xiangfan - Nissan Products - Seats - Door Panels - Wiring - Carpet/Acoustics Customers Jiangling (Ford) - ChangAn (Ford) SAIC (GM) - FAW (Audi) - Nanjing - Iveco (Fiat) - DFM (Nissan, PSA) - China Brilliance (BMW) - Others Key Strategic Points - Follow customers' footprint - Potential manufacturing for export - Leverage partners' resources for technology • Lower technology risk - Controlled growth and investment

Products - Seats (95%) - Other (5%) Customers - Hyundai - Kia - Ssangyong Key Strategic Points - Resulted in N.A. Hyundai business Seats in Alabama Wiring through JV - Expanding JVs with Hyundai suppliers - Stay within core products - Controlled growth and investment Kyungju (HQ / plant) - Hyundai Chunan - Ssangyong Lear Korea Overview Seoul - Lear Korea HQ Two plants 300 employees

Return on Invested Capital Improving Trailing Twelve Month ROIC* 1Q 2001 2Q 2001 3Q 2001 4Q 2001 1Q 2002 2Q 2002 3Q 2002 4Q 2002 1Q 2003 2Q 2003 3Q 2003 East 0.098 0.09 0.087 0.085 0.088 0.091 0.095 0.099 0.102 0.105 0.106 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 8.5% 10.6% 9.8% * Return on Invested Capital (ROIC) represents income before restructuring charges, amortization, interest, other expense and income taxes times (1 - effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation.

Strong Free Cash Flow Generation Net Debt to Cap 70% 65% 63% 58% < 50 % Cumulative Free Cash Flow* Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. Net debt represents total debt plus utilization of our ABS facility, less cash. Please see slides titled "Use of Non-GAAP Financial Information" at the end of this presentation. 1999 2000 2001 2002 2003 FCF 179 410 318 395 400 Cum FCF 179 589 907 1301 1700 North 45.9 46.9 45 43.9 (in millions) *

North America (in millions) 2004 Production Stable in North America and Western Europe 2004 Outlook Vehicle Production Assumptions* 2003 Forecast 2004 Guidance 3rd Qtr 4th Qtr East 15.9 16 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2003 Forecast 2004 Guidance 3rd Qtr 4th Qtr East 15.9 16 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 15.9 15.9 ^ 16.0 ^ 16.0 Western Europe (in millions) Please see slide titled "Forward Looking Statements" at the end of this presentation.

2004 Outlook Net Sales* Record Net Sales in 2004 Anticipated 2002 2003 Guidance 2004 Guidance East 14.4 15.5 16 West 30.6 38.6 34.6 North 45.9 46.9 45 (in billions) ^ $16.2 ^ $15.5 $14.4 Please see slide titled "Forward Looking Statements" at the end of this presentation.

2004 Outlook Net Income Per Share** Record Net Income Per Share Anticipated 2002 2003 Guidance 2004 Guidance Net Sales 4.65 5.4 5.85 Increase in Net Sales 0.1 0.4 Approx. Effective Tax Rate 33.5% 29.0% 28.0% Represents income per share before cumulative effect of a change in accounting principle, which excludes the impact of goodwill impairment of $298.5m after-tax, or $4.46 per share. **Please see slide titled "Forward Looking Statements" at the end of this presentation. *

Capital Spending Increases to Fund Major New Program Launches 2004 Outlook Capital Spending* 2002 2003 Guidance 2004 Guidance CapX 273 315 350 Increase in Net Sales 0.1 0.5 Depreciation $301 ^ $325 ^ $370 (in millions) $273 ^ $315 ^ $350 Please see slide titled "Forward Looking Statements" at the end of this presentation.

Free Cash Flow Remains Strong 2004 Outlook Free Cash Flow* 2002 2003 Guidance 2004 Guidance FCF 395 410 410 Increase in Net Sales 0.1 0.5 Interest Expense $211 ^ $190 ^ $175 (in millions) $395 ^ $400 Please see slides titled "Use of Non-GAAP Financial Information" and "Forward Looking Statements" at the end of this presentation. ^ $400

Summary 'Quality First' Initiative driving continuous process and quality improvements Lear is well positioned for profitable growth with highest ever sales backlog and improving operating fundamentals Key financial metrics improving: Strong net income per share growth Continuing strong free cash flow Solid and improving capital structure Strong Momentum to Continue in 2004 and Accelerate in 2005

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding certain non-GAAP financial measures. These measures include "core operating margin," "free cash flow," "ROIC" and "net debt." Core operating margin represents income before interest, other expense and income taxes divided by net sales. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. ROIC represents income before restructuring charges, amortization, interest, other expense and income taxes times (1 - effective tax rate) divided by average invested capital. Average invested capital is the sum of total assets, sold accounts receivable and the present value of operating leases (assuming a discount rate of 10%) less the sum of accounts payable and drafts and accrued liabilities, based on the account values on the last day of the prior four quarters. Net debt represents total debt plus utilization under its ABS facility, less cash. Management believes that the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular management believes that core operating margin is a useful measure in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's continuing operating activities or that may obscure trends useful in evaluating the Company's continuing operating activities. Management believes that free cash flow is useful in analyzing the Company's ability to service and repay its debt. Management believes that ROIC is a commonly used measure that provides useful information regarding the efficiency with which the Company's assets are deployed. Management believes that net debt is generally accepted as providing useful information regarding a company's financial condition. Further, management uses these non-GAAP measures for planning and forecasting in future periods. Neither core operating margin, free cash flow, ROIC nor net debt should be considered in isolation or as substitutes for net income, net cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as measures of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and thus, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Use of Non-GAAP Financial Information

2002 2001 2000 1999 Free cash flow Net cash provided by operating activities $ 545.1 $ 829.8 $ 753.1 $ 560.3 Net change in sold accounts receivable 122.2 (245.0) (21.2) 10.4 Net cash provided by operating activities before net change in sold accounts receivable 667.3 584.8 731.9 570.7 Capital expenditures (272.6) (267.0) (322.3) (391.4) Free cash flow $ 394.7 $ 317.8 $ 409.6 $ 179.3 (in millions) Use of Non-GAAP Financial Information Free Cash Flow Twelve Months

Use of Non-GAAP Financial Information Return on Invested Capital Earnings Q3 2003 Q4 2001 Q1 2001 Income before restructuring charges, amortization, interest, other expense and income taxes Income before income taxes $ 528.9 $ 89.9 $ 395.9 Restructuring charges - 159.3 4.2 Amortization - 90.2 90.1 Interest expense 196.0 254.7 313.9 Other expense, net 58.6 85.8 44.1 Income before restructuring charges, amortization, interest, other expense and income taxes $ 783.5 $ 679.9 $ 848.2 (return on invested capital earnings) (in millions) Twelve Months

(in millions) Net debt Short term borrowings $ 37.3 $ 63.2 $ 72.4 $ 103.6 Current portion of long-term debt 3.9 129.5 155.6 63.6 Long-term debt 2,132.8 2,293.9 2,852.1 3,324.8 Total debt 2,174.0 2,486.6 3,080.1 3,492.0 Cash (91.7) (87.6) (98.8) (106.9) Asset backed securitization 189.0 260.7 - - Net debt $ 2,271.3 $ 2,659.7 $ 2,981.3 $ 3,385.1 Use of Non-GAAP Financial Information Net Debt 2002 2001 2000 1999 December 31, Note: Net Debt to Cap is defined as Net Debt divided by Net Debt plus Stockholder's Equity.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to general economic conditions in the markets in which the Company operates, including changes in interest rates and fuel prices, fluctuations in the production of vehicles for which the Company is a supplier, labor disputes involving the Company or its significant customers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the impact and timing of program launch costs, costs associated with facility closures or similar actions, increases in warranty costs, risks associated with conducting business in foreign countries, fluctuations in currency exchange rates, adverse changes in economic conditions or political instability in the jurisdictions in which the Company operates, competitive conditions impacting the Company's key customers, raw material cost and availability, the outcome of legal proceedings, unanticipated changes in free cash flow and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made as of the date hereof, and the Company does not assume any obligation to update them. Forward-Looking Statements